UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2010

Virage Logic Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-31089	77-0416232
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

47100 Bayside Parkway Fremont, California (Address of principal executive offices)	94538 (Zip code)

Registrant’s telephone number, including area code: (510) 360-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Pursuant to the Agreement and Plan of Merger, dated as of June 9, 2010, by and among Synopsys, Inc. (“Synopsys”), Virage Logic Corporation (“Virage Logic”), and Vortex Acquisition Corp., a wholly-owned subsidiary of Synopsys (the “Merger Agreement”), Synopsys and Virage Logic each filed the required notification and report forms under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), on June 17, 2010. One of the conditions to closing under the Merger Agreement was the early termination or expiration of the waiting period required by the HSR Act.

On July 21, 2010, Synopsys and Virage Logic announced that the waiting period required by the HSR Act in connection with the Merger Agreement expired on July 19, 2010. The press release of Synopsys and Virage Logic announcing this expiration is attached as Exhibit 99.1 to this Current Report Form 8-K, and is incorporated herein by reference.

The transaction still requires Virage Logic stockholder approval and is subject to other customary closing conditions.

Additional Information and Where to Find It

Virage Logic filed a preliminary proxy statement with the Securities and Exchange Commission (“SEC”) on June 28, 2010. Virage Logic intends to file with the SEC a definitive proxy statement and other relevant materials in connection with the proposed transaction. The proxy statement will be mailed to the stockholders of Virage Logic. Before making any voting or investment decision with respect to the proposed transaction, investors and stockholders of Virage Logic are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about the proposed transaction, Virage Logic and Synopsys. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s Web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Virage Logic at its corporate Web site at www.viragelogic.com in the Investor Relations section, or by contacting Investor Relations at Virage Logic Corporation, 47100 Bayside Parkway, Fremont, CA 94538.

Virage Logic and its officers and directors may be deemed to be participants in the solicitation of proxies from Virage Logic’s stockholders with respect to the proposed transaction. A description of any interests that these officers and directors have in the proposed transaction will be available in the proxy statement. In addition, Synopsys may be deemed to have participated in the solicitation of proxies from Virage Logic’s stockholders in favor of the approval of the proposed transaction. Information concerning Synopsys’ directors and executive officers is set forth in Synopsys’ proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on February 5, 2010 and Annual Report on Form 10-K for the year ended October 31, 2009. These documents are available free of charge at the SEC’s Web site at www.sec.gov or by going to Synopsys’ Investor Relations page on its corporate Web site at www.synopsys.com.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following documents are filed as exhibits to this report.

99.1	Press Release July 21, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2010	VIRAGE LOGIC CORPORATION

	By:	/s/ Brian Sereda
Brian Sereda Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release July 21, 2010.